September 27, 2000

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.   20549

Dear Sirs/Madams:

We have read and agree with the comments in Sub-Item 77K of Form N-SAR of Automated Government Money Trust and Money Market Trust for the year ended July 31, 2000.

Yours truly,

Deloitte & Touche LLP